Exhibit 99.1

Key Energy Services, Inc. 1301 McKinney Street Suite 1800 Houston, TX 77010	September 4, 2015 Contact: West Gotcher, Investor Relations 713-757-5539

FOR IMMEDIATE RELEASE

Key Energy Services Receives Notice From NYSE Regarding Continued Listing Requirements

HOUSTON, September 4, 2015 /PRNewswire/ — Key Energy Services, Inc. (“Key”) (NYSE: KEG) today announced that it had received a letter from The New York Stock Exchange (the “NYSE”) notifying it that, for 30 consecutive trading days, the price for Key’s common shares was below the minimum $1.00 per share requirement for continued listing on the NYSE under Item 802.01C of the NYSE’s Listed Company Manual. This notice does not have an immediate effect on the listing of Key’s common shares.

Key has 180 days, or until March 2, 2016, to regain compliance with the NYSE’s minimum share price requirement. Key will explore all options to regain compliance with the NYSE’s continued listing standard and, in accordance with NYSE rules, Key will notify the NYSE within 10 business days of its receipt of the NYSE notice of its intent to cure this deficiency. Under the NYSE standards, the Company can avoid delisting if, during the six-month period following receipt of the NYSE notice, on the last trading-day of any calendar month, the Company’s common stock has a closing price per share and a 30 trading-day average closing share price of at least $1.00.

Key intends to maintain the listing of its common shares on the NYSE and will consider available alternatives, potentially including a reverse stock split, in order to cure the stock price deficiency and return to compliance with the NYSE continued listing requirement. As a Maryland corporation, a reverse stock split would only require the approval of the Board of Directors and the posting of appropriate NYSE notices.

The NYSE notification does not affect Key’s business operations or its Securities and Exchange Commission (“SEC”) reporting requirements and does not conflict with or cause an event of default under any of the Company’s material debt or other agreements.

Dick Alario, Key’s Chief Executive Officer, said, “The last year’s large drop in oil prices and the current negative commodity price outlook have weighed on the market sentiment for all oil and gas service companies, but it has had a particularly harsh impact on small-cap companies like Key. Our shares have traded below $1.00 per share for a period of time long enough for the NYSE to issue a non-compliance notice. While it is an unfortunate situation, this does not affect our business operations and begins a lengthy process during which Key can regain compliance. Regaining compliance can be accomplished in a number of ways, including improvements in market sentiment, the price of commodities, or other actions, such as a reverse share split of our equity that would only be subject to Board approval. The Board and I are closely monitoring the situation, and we will do what we believe is best for the shareholders of Key.”

About Key Energy Services

Key Energy Services is the largest onshore, rig-based well servicing contractor based on the number of rigs owned. Key provides a complete range of well intervention services and has operations in all major onshore oil and gas producing regions of the continental United States and internationally in Mexico, Colombia, the Middle East and Russia.

Key Energy Services, Inc. 1301 McKinney Street Suite 1800 Houston, TX 77010	September 4, 2015 Contact: West Gotcher, Investor Relations 713-757-5539

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. The forward-looking statements include a description of our intention to consider alternatives to cure the NYSE continued listing requirement deficiency. These forward-looking statements are based on Key’s current expectations, estimates and projections about Key, its industry, its management’s beliefs and certain assumptions made by management, and include statements regarding estimated capital expenditures, future operational and activity expectations, international growth, and anticipated financial performance for 2015. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these “forward-looking statements” are identified by words such as “expects,” “believes,” “anticipates” and similar phrases.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: risks that Key will be unable to achieve its financial, capital expenditure and operational projections, including quarterly and annual projections of revenue and/or operating income and risks that Key’s expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for Key as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U.S. oil and gas markets may not yield anticipated future growth in Key’s businesses, or could further deteriorate or worsen from the recent market declines, and/or that Key could experience further unexpected declines in activity and demand for its rig service, fluid management service, coiled tubing service, and fishing and rental service businesses; risks relating to Key’s ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; risks relating to compliance with the FCPA and anti-corruption laws, including risks related to increased costs in connection with FCPA investigations; risks regarding the timing or conclusion of the FCPA investigations, including the risk of fines or penalties imposed by government agencies for violations of the FCPA; risks affecting Key’s international operations, including risks affecting Key’s ability to execute its plans to withdraw from its international markets outside North America; risks that Key may be unable to achieve the benefits expected from acquisition and disposition transactions, and risks associated with integration of the acquired operations into Key’s operations; risks, in responding to changing or declining market conditions, that Key may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in Key’s businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that Key may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; risks relating to Key’s ability to satisfy listing requirements for its equity securities; risks that Key may not have sufficient liquidity; risks relating to Key’s ability to comply with covenants under its current credit facilities; and other risks affecting Key’s ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.

Because such statements involve risks and uncertainties, many of which are outside of Key’s control, Key’s actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect Key’s business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, Key also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that Key files periodically with the Securities and Exchange Commission.

About Key Energy Services

Key Energy Services is the largest onshore, rig-based well servicing contractor based on the number of rigs owned. Key provides a complete range of well intervention services and has operations in all major onshore oil and gas producing regions of the continental United States and internationally in Mexico, Colombia, the Middle East and Russia.

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